Exhibit 10.6



RENEWING, RESTATING, AMENDING AND INCREASING THE UNPAID PRINCIPAL BALANCE UNDER:
(A) THAT CERTAIN SECOND RENEWED, AMENDED AND INCREASED PROMISSORY NOTE FROM BORROWER TO LENDER DATED NOVEMBER 22, 2006 IN THE ORIGINAL PRINCIPAL AMOUNT OF $12,300,000.00 (THE "ORIGINAL NOTE"), WHICH NOTE HAS A CURRENT OUTSTANDING PRINCIPAL BALANCE OF $12,300,000.00, WHICH NOTE IS HEREBY CONSOLIDATED, AMENDED, RESTATED AND RENEWED WITH A FUTURE ADVANCE HEREUNDER IN THE AMOUNT OF $1,120,000.00. DOCUMENTARY STAMP TAXES AND INTANGIBLE TAXES WERE PAID IN FULL ON THE NOTE HEREBY RENEWED AND ARE BEING PAID IN FULL ON THE FOREGOING FUTURE ADVANCE AMOUNT IN CONNECTION WITH THE RECORDATION OF A MORTGAGE MODIFICATION AGREEMENT AND FUTURE ADVANCE CERTIFICATE IN CONNECTION HEREWITH.

              THIRD RENEWED, AMENDED AND INCREASED PROMISSORY NOTE
              ----------------------------------------------------

$13,420,000.00                                                DECEMBER 22,  2006
                                                                 MIAMI,  FLORIDA

     FOR VALUE RECEIVED, REEDY CREEK ACQUISITION COMPANY, LLC, a Florida limited liability company (the "Borrower"), with its principal address at 550 Biltmore Way, Suite 700, Coral Gables, Florida, 33134, unconditionally promises to pay to the order of STANFORD INTERNATIONAL BANK, LTD., (the "Lender"), having an office at No. 11, Provilian Drive, St. Johns, Antigua, West Indies, the principal amount of THIRTEEN MILLION FOUR HUNDRED TWENTY THOUSAND AND NO/100THS ($13,420,000.00) DOLLARS, or so much thereof as the Lender advances to the Borrower, pursuant hereto, together with interest on the unpaid principal balance from time to time outstanding under this promissory note (this "Note"), at the Applicable Interest Rate, as defined hereinafter, compounding on the basis of a 360-day year for the actual number of days elapsed from the date hereof through, until and including the Applicable Maturity Date at which time the unpaid principal balance and all accrued and unpaid interest shall become due and payable, if the same had not become due and payable prior to said date. The principal amount of EIGHT MILLION AND NO/100THS ($8,000,000.00) DOLLARS (the "Initial Indebtedness") together with all accrued and unpaid interest hereunder and under the Original Note on the Initial Indebtedness at the rate of eight percent (8.00%) per annum (the "Initial Indebtedness Rate") shall be due and payable on December 31, 2006 (the "Initial Indebtedness Maturity Date").

     The principal amount of FIVE MILLION FOUR HUNDRED TWENTY THOUSAND AND NO/100THS ($5,420,000.00) DOLLARS (the "Future Advance Indebtedness") together with all accrued and unpaid interest on the Future Advance Indebtedness at the rate of twelve percent (12.00%) per annum (the "Future Advance Indebtedness Rate") from the date hereof through, until and including January 31, 2007 (the "Future Advance Maturity Date") at which time the entire unpaid principal balance and all accrued and unpaid interest shall become due and payable, if the same had not become due and payable prior to said date.

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     The  term  "Applicable  Interest Rate" as to the Initial Indebtedness shall mean and refer to the Initial Indebtedness Rate, and as to the Future Advance Indebtedness, shall mean and refer to the Future Advance Indebtedness Rate.

     The term "Applicable Maturity Date" as to the Initial Indebtedness shall mean and refer to the Initial Indebtedness Maturity Date, and as to the Future Advance Indebtedness, shall mean and refer to the Future Advance Maturity Date.

     Upon the happening of an Event of Default, as defined hereunder and in the Mortgage (defined below), the Borrower also promises to pay (a) interest on the Initial Indebtedness at the highest rate of interest allowed under the laws of the State of Florida, and interest on the Future Advance Indebtedness at fifteen percent (15.00%) per annum.

     All payments of interest and of principal shall be payable in lawful money of the United States of America in immediately available funds at __________________________________(or such other place as Lender may designate), without setoff, counterclaim or deduction of any kind. Each payment hereunder shall first be applied to accrued and unpaid interest and then in reduction of the outstanding Initial Indebtedness principal balance, unless other costs and charges are payable pursuant to the terms of this Note or any of the Loan Documents (as hereinafter defined), in which event, in Lender's sole discretion, such costs and charges shall first be paid. This Note shall be construed and enforced in accordance with Florida law (the "Applicable Law").

     If any payment of interest or principal hereunder is not received by Lender within five (5) days after its due date, Borrower shall pay Lender a late charge equal to five percent (5.00%) of the overdue payment.

     All parties liable for the payment of this Note agree to pay all costs and expenses incurred by Lender, including reasonable attorneys' fees and legal costs and expenses, in collecting any sums due under this Note or in enforcing the terms and conditions of the Note and any of the Loan Documents (as the term is hereafter defined), whether for services incurred in collection, litigation proceedings at pre-trial, trial and appellate levels, bankruptcy proceedings or otherwise.

     The payment of this Note is secured and governed by, among other things, a Mortgage and Security Agreement (the "Mortgage") recorded in Official Records Book 2855, at Page 1243 of the Public Records of Osceola County, Florida, as amended by that certain Mortgage Modification Agreement and Future Advance
Certificate made as of January 5, 2006 and recorded on January 18, 2006 in Official Records Book 3034, at Page 2915 of the Public Records of Osceola County, as further amended by that certain Second Mortgage Modification Agreement and Future Advance Certificate made as of November 22, 2006 and recorded on December 1, 2006 in Official Records Book 3345, at Page 2054 of the Public Records of Osceola County. This Note, the Mortgage and any other agreement or instrument now or hereafter executed in connection with the indebtedness evidenced by this Note are herein referred to collectively as the "Loan Documents". Any default by Borrower under the terms and conditions of any of the Loan Documents shall constitute a default hereunder.

     Any notice, consent, approval or communication given pursuant to the provisions of this Note shall (except where otherwise permitted by this Note) be in writing and shall be (a) delivered by hand, (b) mailed by certified mail or

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     registered  mail,  return  receipt  requested,  postage  prepaid,  or  (c)
delivered by a nationally recognized overnight courier, U. S. Post Office Express Mail, or similar overnight courier which delivers only upon signed receipt of the addressee. The time of the giving of any notice shall be the time of receipt thereof by the addressee or any agent of the addressee, except that in the event the addressee or such agent of the addressee shall refuse to receive any notice given as above provided or there shall be no person available at the time of delivery thereof to receive such notice, the time of the giving of such notice shall be the time of such refusal or the time of such delivery, as the case may be. Such notices shall be given to the Borrower and the Lender at the addresses provided in the Mortgage.

     Upon the happening of any of the following events, or upon the occurrence of an "Event of Default" (as the term is defined in the Mortgage), each of which shall constitute a default hereunder, and after the Borrower has received notice and has had an opportunity to cure within the time and in the manner provided in the Mortgage, the Lender may elect to pursue any remedy provided in the Mortgage, and all liabilities of the Borrower to Lender, whether or not evidenced by this Note, shall thereupon or thereafter at the option of the Lender without notice or demand become due and payable: (a) failure of any Borrower, endorser, surety or guarantor ("Obligor") to perform any agreement hereunder or to pay in full, when due, any indebtedness or liability whatsoever to Lender or any installment thereof or interest thereon; (b) the death of any Obligor which, in the Lender's sole discretion, has a material adverse effect on the Borrower's ability to perform or pay hereunder; (c) the filing of any petition under the Bankruptcy Act, or any similar federal, or state statute, by or against any Obligor which has not be cured in the manner or within the time provided in the Mortgage; (d) an application for the appointment of a receiver for the making of a general assignment for the benefit of creditors by, or the insolvency of, any Obligor, which has not been cured in the manner or within the time provided in the Mortgage; (e) a default by Obligor under any of the Loan Documents after written notice, if required, and passage of all period of grace, if any; (f) an Obligor admits in writing that he/she/it is unable to pay his/her/its debts as they mature or become due; or (g) that any warranty, representation, certification or statement of any Obligor (whether contained in this Note or not) pertaining to or in connection with this Note or the loan evidenced by this Note is not materially true.

     The remedies of Lender as provided herein and any of the Loan Documents shall be cumulative and concurrent and may be pursued singly, successively, or together at the sole discretion of Lender and may be exercised as often as occasion therefore shall arise. The acceptance by Lender of any payment under this Note which is less than the amount then due or the acceptance of any amount after the due date thereof, shall not be deemed a waiver of any right or remedy available to Lender nor nullify the prior exercise of any such right or remedy by Lender. None of the terms or provisions of this Note may be waived, altered, modified or amended except by a written document executed by Lender and the Borrower, and then only to the extent specifically recited therein. No course of dealing or conduct shall be effective to waive, alter, modify or amend any of the terms or provisions hereof. The failure or delay to exercise any right or remedy available to Lender shall not constitute a waiver of the right of the Lender to exercise the same or any other right or remedy available to Lender at that time or at any subsequent time.

     Nothing herein contained, nor in any instrument or transaction related hereto, shall be construed or so operate as to require Borrower, or any person liable for the repayment of the loan evidenced by this Note, to pay interest in an amount or at a rate greater than the highest rate permissible under

Applicable Law as amended from time to time. Should any interest payment or other payment of the loan evidenced by this Note result in the computation or earning of interest in excess of the highest rate permissible under Applicable Law, then any and all such excess shall be and the same is hereby waived by Lender, and all such excess shall be credited by Lender against the unpaid principal balance of this Note or paid by Lender to Borrower or to any parties liable for the repayment of the loan evidenced by this Note, in the sole discretion of Lender. It is the intent of the parties hereto that neither Borrower, nor any parties liable for the repayment of the loan evidenced by this Note, shall be required to pay interest in excess of the highest rate permissible under Applicable Law as amended from time to time.

     If any provision of this Note or any of the Loan Documents shall be deemed invalid, illegal or unenforceable under Applicable Law, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note or any of the Loan Documents and this Note and the other Loan Documents shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had not been contained in this Note and other Loan Documents.

     To the fullest extent permitted by law, Borrower and all sureties, endorsers and guarantors of this Note, if any, hereby (a) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, and all other notice, filing of suit, and diligence in collecting this Note, in enforcing any of the security rights set forth in the Loan Documents or in proceeding against any of the property or collateral encumbered by the Loan Documents, (b) agree to any substitution, exchange, addition, or release of any such property or collateral or the addition or release of any party or person primarily or secondarily liable thereon, (c) waive any right to immunity from any action or proceeding brought in connection with this Note or any instrument securing it and waive any immunity or exemption of any property, wherever located, from garnishment, levy, execution, seizure or attachment prior to or in execution of judgment, or sale under execution or other process for the collection of debts; (d) waive any right to interpose any setoff or counterclaim or to plead any statute of limitations as a defense in any such action or proceeding, and waive all statutory provisions and requirements for the benefit of Borrower, now or hereafter in force; (e) agree that Lender shall not be required first to institute any suit or to exhaust its remedies against Borrower or any other person or party liable hereunder in order to enforce payment for this Note; (f) consent to any extension, rearrangement, renewal, or postponement of time of payment of this Note and to any other indulgency with respect thereto without notice, consent or consideration to any of them; and, (g) agree that, notwithstanding the occurrence of any of the foregoing (except the express written release by Lender of any such person), they shall be and remain jointly and severally, directly, and primarily liable for all sums due under this Note, and the Loan Documents.

     All payments provided for in this Note shall be made free and clear of any deductions for any present or future taxes or other charges imposed at any time by any government or political subdivision or taxing authority, except federal, state and local income taxes, (such charges being hereinafter referred to as "Taxes"). If any Taxes are imposed or required to be withheld from any payment hereunder, Borrower shall (a) increase the amount of such payment so that Lender will receive a net amount (after deduction of all Taxes) equal to the amount due hereunder and (b) pay all Taxes to the appropriate taxing authority for the account of Lender and, as promptly as possible thereafter, send Lender an original receipt showing payment thereof, together with such additional documentary evidence as Lender may from time to time require. Borrower shall indemnify Bank from and against any and all Taxes (irrespective of when imposed) and any related interest and penalties that may become payable by Lender as a consequence of Borrower's failure to perform any of its obligations under the preceding sentence.

     Whenever used in this Note, the singular number shall include the plural, the plural shall include the singular, and the masculine shall include the feminine and the neuter, and the words "Borrower" and "Lender" shall be deemed to include all persons named as Borrower and Lender in the opening paragraph of this Note and their respective successors and assigns, if any. It is expressly understood and agreed that Lender shall never be construed for any purpose as a partner, joint venturer, co-principal, or associate of Borrower, or of any person or party claiming by, through, or under Borrower.

     BORROWER AND ALL SURETIES, ENDORSERS AND GUARANTORS OF THIS NOTE, IRREVOCABLY AGREE THAT ANY ACTION OR PROCEEDING ARISING HEREUNDER OR RELATING HERETO THAT IS BROUGHT BY BORROWER SHALL BE TRIED BY THE COURTS OF THE STATE OF FLORIDA SITTING IN PALM BEACH COUNTY, OR THE UNITED STATES DISTRICT COURTS SITTING THERE. BORROWER AND ALL SURETIES, ENDORSERS AND GUARANTORS, IRREVOCABLY SUBMIT, IN ANY SUCH ACTION OR PROCEEDING THAT IS BROUGHT BY LENDER, TO THE NON-EXCLUSIVE JURISDICTION OF EACH SUCH COURT, IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING, AND AGREE THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE MADE UPON SUCH BORROWER BY MAILING A COPY THEREOF TO SUCH PERSONS AT SUCH BORROWER'S ADDRESS SET FORTH HEREIN (AS WELL AS BY ANY OTHER LAWFUL METHOD).

     LENDER AND BORROWER AND ALL SURETIES, ENDORSERS AND GUARANTORS OF THIS NOTE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY AND TO BRING ANY ACTION IN THE NATURE OF A PERMISSIVE
COUNTERCLAIM WITH RESPECT TO ANY LITIGATION BASED HEREON OR ON ANY OF THE LOAN DOCUMENTS, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THE LOAN TRANSACTION EVIDENCED BY THIS NOTE AND THE LOAN DOCUMENTS.

     Dated  and  executed  this 22  day  of  December,  2006.


                          BORROWER:

                          REEDY CREEK ACQUISITION COMPANY, LLC,
                          a Florida limited liability company



                          By: /s/ Malcolm J. Wright
                             -----------------------------------
                             Malcolm J. Wright, its Manager

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